UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

___________________________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 26, 2023

___________________________

EBET, Inc.

(Exact name of registrant as specified in its charter)

___________________________

Nevada	001-40334	85-3201309
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

3960 Howard Hughes Parkway, Las Vegas, NV 89169

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (888) 411-2726

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

___________________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.        ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbols(s)	Name of each exchange on which registered
Common stock, par value $0.001 per share	EBET	The NASDAQ Stock Market LLC

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

After being adjourned on April 27, 2023, May 8, 2023 and May 26, 2023, the 2023 annual meeting of stockholders (the “Annual Meeting”) of EBET, Inc. (the “Company”) was reconvened on July 26, 2023. At the Annual Meeting the Company’s stockholders approved an amendment to the Company’s Articles of Incorporation to increase the number of shares of common stock the Company is authorized to issue from 100,000,000 to 500,000,000 (the “Authorized Share Increase”).

An amendment to the Company's Articles of Incorporation (the “Certificate of Amendment”) was filed with the Secretary of State of the State of Nevada to effect the Authorized Share Increase on July 27, 2023.

The foregoing description of the Certificate of Amendment is qualified in its entirety by reference to the full text of the Certificate of Amendment, which is filed as Exhibit 3.1 hereto and incorporated herein by reference.

Item 5.07. Submission of Matters to a Vote of Security Holders.

After being adjourned on April 27, 2023, May 8, 2023 and May 26, 2023, the 2023 annual meeting of stockholders (the “Annual Meeting”) of the Company was reconvened on July 26, 2023. Set forth below are the seven proposals that were voted on at the Annual Meeting and the stockholder votes on each such proposal, as certified by the Annual Meeting inspector of election. The proposals are described in greater detail in the Definitive Proxy Statement of the Company originally filed with the Securities and Exchange Commission (the “SEC”) on March 27, 2023, as supplemented by the proxy statement supplement filed with the SEC on June 12, 2023 (collectively, the “Proxy Statement”), the relevant portions of which are incorporated herein by reference.

On June 2, 2023, the record date for the Annual Meeting (the “Record Date”), there were 27,893,328 shares of Company common stock issued, outstanding and entitled to vote. Stockholders holding 17,795,101 shares of Company common stock, representing approximately 63.80% of the shares of common stock outstanding on Record Date, were present at the Annual Meeting, in person or represented by proxy.

Each of the proposals summarized below was approved by the Company’s stockholders.

Proposal 1: The four nominees named in the Proxy Statement were elected to serve a one-year term expiring at the 2024 Annual Meeting of the Stockholders or until his successor is duly elected and qualified, based upon the following votes:

Nominee	For	Withheld	Broker Non-Vote
Aaron Speach	7,875,246	3,441,288	6,478,567
Michael Nicklas	7,457,511	3,859,023	6,478,567
Dennis Neilander	10,657,945	658,589	6,478,567
Christopher S. Downs	7,460,691	3,855,843	6,478,567

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Proposal 2:  The appointment of BF Borgers CPA PC as the Company’s independent registered public accounting firm for the fiscal year ending September 30, 2023 was ratified, having received the following votes:

For	Against	Abstain	Broker Non-Vote
15,633,549	1,943,488	218,064	0

Proposal 3:  The amendment to the Company’s 2020 Stock Plan (the “2020 Plan”) to increase the number of shares of common stock authorized for issuance under the 2020 Plan by 2,500,000 shares was approved based upon the following votes:

For	Against	Abstain	Broker Non-Vote
10,331,704	922,825	62,005	6,478,567

Proposal 4: For purposes of complying with Nasdaq Listing Rule 5635, the future adjustment of the conversion price of the Company’s Series A Convertible Preferred Stock below $0.71 per share pursuant to the conversion price adjustment provision set forth in the Series A Convertible Preferred Stock was approved based upon the following votes:

For	Against	Abstain	Broker Non-Vote
10,750,220	471,330	94,984	6,478,567

Proposal 5:  The amendment to the Articles of Incorporation to grant the Board of Directors of the Company (the “Board”) authority to effect a reverse stock split of the Company’s outstanding common stock at a reverse stock split ratio of between 1-for-2 and 1-for-30, as determined by the Board in its sole discretion, prior to the one-year anniversary of this Annual Meeting, was approved based upon the following votes:

For	Against	Abstain	Broker Non-Vote
14,425,701	3,304,433	64,967	0

Proposal 6:  The amendment to the Company’s Articles of Incorporation to increase the number of authorized shares of common stock from 100,000,000 to 500,000,000 shares was approved based upon the following votes:

For	Against	Abstain	Broker Non-Vote
14,419,815	3,354,927	20,359	0

Proposal 7:  The authorization of the adjournment of the Annual Meeting, if necessary, to solicit additional proxies if there are not sufficient votes in favor of Proposal 4, Proposal 5, and/or Proposal 6 was approved based upon the following votes:

For	Against	Abstain	Broker Non-Vote
10,559,470	722,640	34,424	6,478,567

Other than the seven proposals summarized above, no other item of business was submitted at the Annual Meeting for stockholder action.

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Item 8.01	Other Events.

On November 29, 2021, the Company issued 37,700 shares of its Series A Convertible Preferred Stock (the “Preferred Stock”) for a purchase price of $1,000.00 per share (“November Placement”). Pursuant to the terms of the Preferred Stock, on April 28, 2023, the conversion price of the Preferred Stock was reduced from $28.00 per share to $0.71 per share; and on July 31, 2023, the conversion price of the Preferred Stock will be further reduced from $0.71 per share to $0.086 per share. As of July 28, 2023, 28,454 shares of Preferred Stock remain outstanding that are convertible into 407,027,853 shares of common stock.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit No.	Description

3.1	Certificate of Amendment of the Articles of Incorporation of EBET, Inc.
10.1	EBET, Inc. 2020 Stock Plan, as amended, and forms of award agreement
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

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SIGNATURE

Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EBET, INC.

Date: July 28, 2023
By: /s/ Matthew Lourie
Matthew Lourie
Chief Financial Officer

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